SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               ------------------

                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934


Date of Report
(Date of earliest Event Reported):                            August 7, 2002


                            VICON FIBER OPTICS CORP.
             (exact name of registrant as specified in its charter)


         Delaware                    0-11057                   13-2615925
(State or other jurisdiction    (Commission title             (IRS Employer
     of incorporation                number)              identification number)
     or organization)


 90 Secor Lane, Pelham Manor, New York                          10803
(address of principal executive offices                       (zip code)


Registrant's telephone number including
area code                                                   (914) 738-5006

Item 5 - Other Events

Vicon Fiber Optics Corp. announced today that it has renegotiated the maturity date of its presently outstanding Convertible Notes with its Note holders. The original maturity date was June 30, 2002. The new maturity date is June 30, 2003.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   VICON FIBER OPTICS CORP.



                                          By  /s/  Robert J. Figliozzi
                                                   -----------------------------
                                                   Robert J. Figliozzi
                                                   Chairman


Date: August 7, 2002